EXHIBIT 32.1

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Cougar Biotechnology, Inc. do hereby certify that:

(a) the Quarterly Report on Form 10-QSB/A of Cougar Biotechnology, Inc. for the quarter ended September 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cougar Biotechnology, Inc.

Date: January 16, 2007	By:	/s/ Alan H. Auerbach
Alan H. Auerbach
Title: President and Chief Executive Officer

Date: January 16, 2007	By:	/s/ Charles R. Eyler
Charles R. Eyler
Title: Treasurer